SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES OF EACH OF THE LISTED FUNDS

Deutsche Small Cap Growth Fund
Deutsche Small Mid Cap Growth VIP
The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of each fund’s summary prospectus.
Peter Barsa, Director. Portfolio Manager of the fund. Began managing the fund in 2017.
Michael A. Sesser, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2017.
Please Retain This Supplement for Future Reference
April 19, 2018
PROSTKR-1008